SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 13, 2002

INTERFACE, INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	000-12016	58-1451243

(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (770) 437-6800

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.

     None.

(b)  Pro Forma Financial Information.

     None.

(c)  Exhibits.

Exhibit No.	Description

99.1	Certification of Chief Executive Officer Pursuant to 18 U.S.C. § 1350 in connection with Interface, Inc.’s Quarterly Report on Form 10-Q for the period ended September 29, 2002 (furnished pursuant to Item 9 of this Report)
99.2	Certification of Chief Financial Officer Pursuant to 18 U.S.C. §1350 in connection with Interface, Inc.’s Quarterly Report on Form 10-Q for the period ended September 29, 2002 (furnished pursuant to Item 9 of this Report)

ITEM 9. REGULATION FD DISCLOSURE.

     On November 13, 2002, Interface, Inc. (the “Company”) filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the period ended September 29, 2002, and subsequently delivered to the Commission as correspondence the certifications of the Company’s Chief Executive Officer, Daniel T. Hendrix, and Chief Financial Officer, Patrick C. Lynch, each executed as of November 11, 2002, pursuant to the requirements of § 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, with respect to that Form 10-Q. The certifications are furnished herewith as Exhibits 99.1 and 99.2, respectively.

     The information in this Report, including the Exhibits attached hereto, is furnished solely pursuant to Item 9 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1993 if such subsequent filing specifically references this Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

	By:	/s/ Patrick C. Lynch

Patrick C. Lynch Vice President and Chief Financial Officer
Date: November 21, 2002

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certification of Chief Executive Officer Pursuant to 18 U.S.C. § 1350 in connection with Interface, Inc.’s Quarterly Report on Form 10-Q for the period ended September 29, 2002 (furnished pursuant to Item 9 of this Report)
99.2	Certification of Chief Financial Officer Pursuant to 18 U.S.C. §1350 in connection with Interface, Inc.’s Quarterly Report on Form 10-Q for the period ended September 29, 2002 (furnished pursuant to Item 9 of this Report)